Real Estate Held for Sale	12 Months Ended
Dec. 31, 2012
Real Estate Held for Sale
6.	Real Estate Held for Sale

In 2011, the Company acquired the Gwinnett Center, a three building office complex that was a lender owned, or “REO” property, at a considerable discount with the investment objective of increasing net operating income through the lease-up of existing vacancies and repositioning of the property. As of June 30, 2013, due to continuing trends and favorable market conditions in multi-family development, and the Company’s increasing focus on multi-family development, the Company decided to pursue a potential sale of the Gwinnett Center. When the Company establishes its intent to sell a property, all operating results relating to the property and the ultimate gain or loss on disposition of the property are treated as discontinued operations for all periods presented. These financial statements reflect reclassifications of rental related income, interest expense and other categories from net income (loss) from continuing operations to income (loss) from discontinued operations.

As of December 31, 2012 and 2011, real estate held for sale consisted of the following:

	December 31, 2012	December 31, 2011
Land and land improvements	$3,034,189	$3,020,000
Buildings and improvements	7,996,278	7,930,000
Tenant improvements	514,128	224,521
Furniture, fixtures and equipment	238,395	—
Less: accumulated depreciation and amortization	(400,692)	(48,304)

Operating real estate held for sale	11,382,298	11,126,217
Lease intangibles, net	1,643,482	2,731,323
Deferred rent	241,927	21,441
Other liabilities	(41,968)	(61,280)

Total real estate held for sale	$13,225,739	$13,817,701

The following table is a summary of losses from discontinued operations for the years ended December 31, 2012 and 2011:

	Year Ended December 31,
	2012	2011	2010
Revenues	$1,936,607	$391,714	$—
Expenses	(1,531,304)	(744,856)	—
Depreciation and amortization	(1,546,607)	(292,548)	—

Loss from discontinued operations	$(1,141,304)	$(645,690)	$—